UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2016

MACQUARIE LEASING PTY LIMITED

(Exact name of Registrant and Sponsor as specified in their respective charters)

Central Index Key Number of Registrant and Sponsor: 0001549785

Commission File Number of Registrant and Sponsor: 333-207127

SMART ABS SERIES 2016-2US TRUST

(Exact name of Issuing Entity as specified in its respective charter)

Central Index Key Number of Issuing Entity: 0001685342

Commission File Number of Issuing Entity: 333-207127-01

Australia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

Level 3 9 Hunter Street Sydney, NSW 2000, Australia	Not Applicable
(Address of principal executive offices)	(Zip Code)

+ 61 (2) 8232-3333

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

The consolidated financial statements of Australia and New Zealand Banking Group Limited (ABN 11 005 357 522) (“ANZ”) and its subsidiaries as of September 30, 2015, September 30, 2014 and September 30, 2013 and for each of the years in the three-year period ended September 30, 2015, which reports are included in the Form 8-Ks filed by the Registrant with the Securities and Exchange Commission on November 26, 2015, December 9, 2014 and December 20, 2013, respectively (collectively, the “Annual Financial Statements”), and the unaudited condensed consolidated financial statements of ANZ and its subsidiaries as of March 31, 2016 and March 31, 2015, and for each of the six-month periods ended March 31, 2016 and March 31, 2015, which reports are included in the Form 8-Ks filed by the Registrant with the Securities and Exchange Commission on May 11, 2016 and May 14, 2015, respectively (collectively, the “Interim Financial Information”), are incorporated by reference in the registration statement (No. 333-207127) on Form SF-3 of the Registrant (the “Registration Statement”) and the prospectus (the “Prospectus”) relating to SMART ABS Series 2016-2US Trust. The Annual Financial Statements have been audited by KPMG. The consent of KPMG to the incorporation by reference of their audit reports on such Annual Financial Statements in the Registration Statement and the Prospectus and to their being referred to as “Experts” in the Prospectus and the Registration Statement is attached hereto as Exhibit 23.1. The letter acknowledging the awareness of KPMG to the incorporation by reference of their reports related to their reviews of the Interim Financial Information in the Registration Statement and the Prospectus is attached hereto as Exhibit 15.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits:

15.1	Awareness Letter of KPMG, Independent Auditor

23.1	Consent of KPMG, Independent Auditor

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MACQUARIE LEASING PTY LIMITED
as depositor with respect to
SMART ABS Series 2016-2US Trust

By:	/s/Karleen Munns
Name: Karleen Munns
Title: Director

September 28, 2016

EXHIBIT INDEX

Exhibit No.	Description

15.1	Awareness Letter of KPMG, Independent Auditor

23.1	Consent of KPMG, Independent Auditor